                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02281

                      THE HARTFORD INCOME SHARES FUND, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                          Edward P. Macdonald, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 843-9934

Date of fiscal year end: July 31st

Date of reporting period: August 1, 2006 - July 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                    (GRAPHIC)

                                                                   JULY 31, 2007

The Hartford Income Shares Fund, Inc.

                                  Annual Report

                                                (THE HARTFORD MUTUAL FUNDS LOGO)

THE HARTFORD INCOME SHARES FUND, INC. ANNUAL REPORT
 CONTENTS
 MANAGER DISCUSSION                                                           1
 SCHEDULE OF INVESTMENTS                                                      3
 STATEMENT OF ASSETS AND  LIABILITIES                                         8
 STATEMENT OF OPERATIONS                                                      8
 STATEMENTS OF CHANGES IN NET  ASSETS                                         9
 NOTES TO FINANCIAL STATEMENTS                                               10
 FINANCIAL HIGHLIGHTS                                                        13
 REPORT OF INDEPENDENT  REGISTERED PUBLIC  ACCOUNTING FIRM                   14
 DIRECTORS AND OFFICERS                                                      15
 IMPORTANT TAX INFORMATION                                                   17

- TOLL-FREE PERSONAL ASSISTANCE



  -Customer Service



  -(888) 843-7824



  - 7:00 a.m. to 6:00 p.m. CT,
   Monday through Thursday
   8:15 a.m. to 5:00 p.m. CT, Friday

- TOLL-FREE INFORMATION LINE



  - For daily account balances, transaction activity or net asset value information

  -(888) 843-7824

  -24 hours a day

HOW TO USE THIS REPORT

For a quick overview of the Fund's performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager provides a more detailed analysis of the Fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the Fund's assets by sector. Additional information concerning Fund performance and policies can be found in the Notes to Financial Statements.


This report is just one of several tools you can use to learn more about your investment in The Hartford Income Shares Fund, Inc. (the "Fund"). Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

 HIGHLIGHTS

                                                           THE HARTFORD
                                                        INCOME SHARES FUND,
                                                               INC.
                                                        -------------------
  JULY 31, 2007
  TOTAL NET ASSETS (000'S OMITTED)...................        $102,096
  MARKET PRICE PER SHARE.............................        $   7.43
  SHARES OUTSTANDING (000'S OMITTED).................          13,059
  FOR THE YEAR ENDED JULY 31, 2007:
  NET ASSET VALUE PER SHARE:
    Beginning of year................................        $   7.70
    End of year......................................        $   7.82
  DISTRIBUTIONS FROM NET INVESTMENT INCOME:
    Total dividends paid (000's Omitted).............        $  7,193
    Dividends per share..............................        $   0.55

CERTIFICATIONS


In December 2006, the Fund's principal executive officer submitted his annual certification as to compliance with the New York Stock Exchange (NYSE) Corporate Governance Listing Standards pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The Fund's principal executive and principal financial officer certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 are filed with the Fund's Form N-CSR filings and are available on the SEC's website at http://www.sec.gov.


HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a record of how the Fund voted any proxies for the twelve month period ended June 30, 2007, is available
(1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE HARTFORD INCOME SHARES FUND, INC.
(Subadvised by Hartford Investment Management Company)

Portfolio Managers
Mark Niland
Jeffrey S. MacDonald, CFA
Charles Moon

PORTFOLIO COMPOSITION BY SECTOR AS
OF 7/31/2007

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds - Investment Grade                                               62.5
Corporate Bonds - Non-Investment Grade                                           22.8
Asset and Commercial Mortgage Backed Securities                                  10.5
U.S. Government Securities                                                        0.9
U.S. Government Agencies                                                          0.6
Cash and other assets, net of liabilities                                         2.7


TOP 10 HOLDINGS AS OF 7/31/2007

                                                                      Percent of
Bonds                                                                 Net Assets
--------------------------------------------------------------------------------
 1. General Motors Acceptance Corp.
    (8.00%) 2031                                                            3.4%
 2. Time Warner Entertainment Co., L.P.
    (8.38%) 2033                                                            2.9%
 3. CCH I Holdings LLC
    (10.00%) 2014                                                           2.8%
 4. Farmers Exchange Capital
    (7.20%) 2048                                                            2.8%
 5. American Airlines, Inc.
    (7.86%) 2011                                                            2.6%
 6. ILFC E-Capital Trust II
    (6.25%) 2065                                                            2.4%
 7. Metlife, Inc.
    (6.40%) 2036                                                            2.3%
 8. JP Morgan Chase Capital XX
    (6.55%) 2036                                                            2.3%
 9. Continental Airlines, Inc.
    (8.05%) 2020                                                            2.2%
10. Union Carbide Corp.
    (7.75%) 2096                                                            2.0%


HOW DID THE FUND PERFORM?

The Hartford Income Shares Fund, Inc. (the "Fund") gained 8.77% at Net Asset Value (NAV) and 10.13% at market price for the one-year period ended July 31, 2007, outperforming the Lehman Brothers Aggregate Bond Index, a benchmark for domestic investment grade bonds, which returned 5.58% over the same period. The Fund outperformed the 5.54% return of the Lipper Closed End Corporate BBB Rated Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

One of the main drivers of the Fund's performance relative (i.e. performance of the Fund as measured against the benchmark) to its benchmark and its peer group was its allocation to high-yield corporate bonds. During the one-year period, approximately one-fourth of the Fund was allocated to this sector. This allocation generated a 12.92% total return, compared to the 6.56% return posted by the Lehman Brothers U.S. Corporate High Yield Index. Some of the Fund's larger high-yield bond positions that benefited performance were in Charter Communications, General Motors Acceptance Corporation, Ford and Intelsat. The Fund also benefited from the settlement of securities litigation involving WorldCom. The proceeds from this settlement with WorldCom underwriters enhanced the Fund's return by roughly 45 basis points.

Of nearly equal importance was the Fund's overweight (i.e. the Fund's sector position was greater than the benchmark position) to investment-grade corporate bonds. The average allocation to this sector was just over 68% of the portfolio during the fiscal reporting year, compared to the benchmark index weighting of 21.8%. The Fund's investment-grade corporate holdings posted a 5.91% total return for the period, slightly outperforming the benchmark high-grade corporate component's return of 5.46%. The Fund's holdings in the sector proved largely well insulated from much of the negative "event risk" (i.e. the sharp deterioration in an issuer's credit quality and the secondary trading levels of its debt securities resulting from a leveraged buyout of its investment-grade credit) that gripped portions of the market during the recent wave of leveraged buy-outs. In fact, of particular importance to returns were holdings in Equity Office Properties, which were tendered at a substantial premium in the wake of its acquisition by The Blackstone Group due to the fact that our securities had protective covenants.


The Fund's holdings in asset-backed securities also contributed significantly to returns. One highlight was the fact that the Fund was the beneficiary of a substantial windfall in an airline enhanced equipment trust certificate issued by Northwest Airlines. Our bond had an indenture provision that proved extremely valuable to the company in its efforts to reduce its debt servicing costs upon emergence from bankruptcy, and we were able to sell the position at a very large premium. This sale contributed approximately 100 basis points to the Fund's total return for the period.


Although the aforementioned sector allocations had a significant role in the Fund's positive performance, a considerable underweight (i.e. the Fund's sector position was less than the benchmark position) to mortgage-backed securities partially offset these benefits. The Fund's allocation to the sector was less than 1%. In comparison, the benchmark's allocation to the sector was nearly 36% and returned 5.6% for the overall period. As such, the Fund's underweight here dampened relative returns. The Fund was also underweighted in U.S. Treasury securities, with a less than 1% allocation to the sector versus the benchmark's allocation to the sector of over 24%. Given the fact that the treasury sub-index generated a solid return of 5.92%, the Fund's underweight here also somewhat diminished its relative return.

WHAT IS YOUR OUTLOOK?

We are currently in the midst of a period of correction in all credit markets, especially in the asset-backed market due to another bout of problems in the sub-prime mortgage sector. Unlike the previous episode earlier this year, this version appears more virulent, as a number of institutions are disclosing problems in this area. As a result, there has been more volatility in other credit sectors, as investors reassess underwriting standards and credit pricing in the effort to forestall the emergence of similar problems. It's important to note that the fund's exposure to home equity loans, which is less than 3% of holdings, has all been internally underwritten by our asset-backed team. (We do not rely on the rating agencies for the underwriting of any security.) In addition, this exposure is in fixed-rate securities and as such, is not subject to the rate reset shock that is currently adversely affecting some borrowers.


Of particular concern to our position as mainly a corporate creditor is the pipeline of deals related to pending leveraged buy-out financing. The underwriters of this financing are currently struggling to find a willing investor base in which to ultimately transfer this exposure. In the meantime, these institutions have been actively hedging their exposures, which has served to increase volatility in the market. The obvious near-term effect has been a general downward re-pricing of all risk assets.


At this point, we are not anticipating that a more fundamental problem will arise out of this volatility in the form of liquidity and solvency concerns that can sometimes precipitate a large spike in corporate defaults. The Federal Reserve's lowering of the discount rate shortly after the end of the period, on August 17, appears targeted toward forestalling such a development. Nonetheless, this is clearly a risk that we are closely monitoring, as are the credit quality exposures at the major financial institutions themselves, particularly in the area of residential mortgages. We are inclined to view the current tightening of underwriting standards as a necessary and welcome development that will ultimately afford creditors a higher level of protection in the future, albeit at the cost of some interim volatility.


September 14, 2007

THE HARTFORD INCOME SHARES FUND, INC.
Schedule of Investments
July 31, 2007
(000's Omitted)
COMMON STOCK - 0.0%
--------------------------------------------------------------------------------

                                                                            Market
 Shares                                                                    Value #
---------                                                                  --------
            CONSUMER CYCLICAL - 0.0%
      1     Hosiery Corp. of America, Inc. Class A (A)(D)(H)............   $     --
                                                                           --------
            TECHNOLOGY - 0.0%
      2     Global Crossing Ltd. (D)....................................         27
     --     XO Holdings, Inc. (D)(H)....................................         --
                                                                           --------
                                                                                 27
                                                                           --------
            TOTAL COMMON STOCK (COST $60)...............................   $     27
                                                                           ========

WARRANTS - 0.0%
--------------------------------------------------------------------------------

                                                                            Market
 Shares                                                                    Value #
---------                                                                  --------
            TECHNOLOGY - 0.0%
     --     XO Holdings, Inc. (D)(H)....................................         --
                                                                           --------
            TOTAL WARRANTS (COST $0)....................................   $     --
                                                                           ========

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 10.5%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            FINANCE - 5.8%
            Bayview Commercial Asset Trust
 $4,927       7.00%, 07/25/2037 (H)(P)..................................   $    706
  8,332       7.18%, 01/25/2037 (H)(P)..................................        866
    500     Bayview Financial Acquisition Trust 7.47%, 05/28/2037
            (H)(L)......................................................        497
            CBA Commercial Small Balance Commercial Mortgage
  4,988       7.25%, 07/25/2039 (H)(P)..................................        479
  4,732       9.75%, 01/25/2039 (H)(P)..................................        473
     95     Credit-Based Asset Servicing and Securitization 5.59%,
            05/25/2036 (H)(L)...........................................         93
  1,000     Option One Mortgage Loan Trust 6.99%, 03/25/2037 (H)........        867
  2,500     Renaissance Home Equity Loan Trust 7.50%,
            04/25/2037-06/25/2037 (H)...................................      1,997
                                                                           --------
                                                                              5,978
                                                                           --------
            TRANSPORTATION - 4.7%
            Continental Airlines, Inc.
  1,031       6.80%, 08/02/2018.........................................        990
  1,458       7.71%, 04/02/2021.........................................      1,545
  2,113       8.05%, 11/01/2020.........................................      2,277
                                                                           --------
                                                                              4,812
                                                                           --------
            TOTAL ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES (COST
            $10,673)....................................................   $ 10,790
                                                                           ========

CORPORATE BONDS: INVESTMENT GRADE - 62.5%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            BASIC MATERIALS - 3.9%
 $  500     Newmont Mining Corp. 8.63%, 05/15/2011......................   $    554
            Olin Corp.
    234       6.75%, 06/15/2016.........................................        231
     66       9.13%, 12/15/2011.........................................         74
  2,000     Union Carbide Corp. 7.75%, 10/01/2096.......................      2,087
  1,000     Westvaco Corp. 8.20%, 01/15/2030............................      1,027
                                                                           --------
                                                                              3,973
                                                                           --------
            CAPITAL GOODS - 2.5%
  1,000     Northrop Grumman Space & Mission Systems Corp. 7.75%,
            06/01/2029..................................................      1,187
  1,250     Tyco International Group S.A. 7.00%, 06/15/2028.............      1,346
                                                                           --------
                                                                              2,533
                                                                           --------
            CONSUMER CYCLICAL - 1.6%
    500     Delhaize America, Inc. 9.00%, 04/15/2031....................        552
  1,000     Federated Department Stores, Inc. 8.50%, 06/01/2010.........      1,070
                                                                           --------
                                                                              1,622
                                                                           --------
            ENERGY - 4.3%
    235     Anadarko Petroleum Corp. 6.45%, 09/15/2036..................        227
    850     Burlington Resources, Inc. 9.13%, 10/01/2021................      1,092
  1,000     ConocoPhillips Holding Co. 6.95%, 04/15/2029................      1,090
    750     Halliburton Co. 5.63%, 12/01/2008...........................        751
  1,000     Valero Energy Corp. 8.75%, 06/15/2030.......................      1,225
                                                                           --------
                                                                              4,385
                                                                           --------

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Schedule of Investments
July 31, 2007
(000's Omitted)

CORPORATE BONDS: INVESTMENT GRADE - CONTINUED
--------------------------------------------------------------------------------


Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            FINANCE - 19.7%
 $   86     AMBAC Financial Group, Inc. 6.15%, 02/15/2037...............   $     70
    735     American Express Credit Corp. 6.80%, 09/01/2066.............        751
    885     Ameriprise Financial, Inc. 7.52%, 06/01/2066................        896
    494     Capital One Capital IV 6.75%, 02/17/2037....................        429
  1,000     CNA Financial Corp. 7.25%, 11/15/2023.......................      1,017
    937     Comerica Capital Trust II 6.58%, 02/20/2037 (L).............        858
  1,000     ERAC USA Finance Co. 8.00%, 01/15/2011 (I)..................      1,066
  3,000     Farmers Exchange Capital 7.20%, 07/15/2048 (I)#.............      2,821
    333     Financial Security Assurance Holdings 6.40%, 12/15/2066
            (I)(L)......................................................        292
    500     HSBC Finance Corp. 7.00%, 05/15/2012........................        525
  2,585     ILFC E-Capital Trust II 6.25%, 12/21/2065 (I)(L)#...........      2,491
  2,535     JP Morgan Chase Capital XX 6.55%, 09/29/2036 #..............      2,322
    250     Liberty Mutual Group, Inc. 7.00%, 03/15/2034 (I)............        237
  2,620     Metlife, Inc. 6.40%, 12/15/2036.............................      2,343
  1,000     Mony Group, Inc. 8.35%, 03/15/2010..........................      1,068
    350     Residential Capital Corp. 5.86%, 06/09/2008 (L).............        336
    360     State Street Capital Trust IV 6.36%, 06/15/2037 (L).........        359
  1,000     Travelers Property Casualty Corp. 7.75%, 04/15/2026.........      1,166
  1,000     Washington Mutual Preferred Funding 6.53%, 12/29/2049 (I)...        972
    115     Western Financial Bank 9.63%, 05/15/2012....................        123
                                                                           --------
                                                                             20,142
                                                                           --------
            SERVICES - 12.2%
  1,500     Belo Corp. 7.25%, 09/15/2027................................      1,374
    750     Clear Channel Communication, Inc. 7.65%, 09/15/2010.........        748
  1,500     COX Communications, Inc. 6.80%, 08/01/2028..................      1,477
    750     Electronic Data Systems Corp. 7.45%, 10/15/2029.............        752
  1,000     FedEx Corp. 7.84%, 01/30/2018...............................      1,133
  1,000     Hearst-Argyle Television, Inc. 7.00%, 01/15/2018............      1,028
  1,500     News America Holdings, Inc. 8.88%, 04/26/2023 #.............      1,773
  2,550     Time Warner Entertainment Co., L.P. 8.38%, 07/15/2033.......      2,951
    700     Time Warner, Inc. 6.63%, 05/15/2029.........................        678
    500     Waste Management, Inc. 7.13%, 12/15/2017....................        530
                                                                           --------
                                                                             12,444
                                                                           --------
            TECHNOLOGY - 11.5%
  1,750     AT&T Corp. 8.00%, 11/15/2031................................      2,086
  1,500     Cingular Wireless Services, Inc. 8.75%, 03/01/2031..........      1,856
  1,000     Comcast Cable Communications, Inc. 8.50%, 05/01/2027........      1,168
  2,000     Embarq Corp. 8.00%, 06/01/2036..............................      1,975
  1,000     Raytheon Co. 7.20%, 08/15/2027..............................      1,122
  1,500     Sprint Capital Corp. 6.88%, 11/15/2028......................      1,405
  1,500     Tele-Communications, Inc. 9.80%, 02/01/2012.................      1,726
    400     Telus Corp. 8.00%, 06/01/2011...............................        428
                                                                           --------
                                                                             11,766
                                                                           --------
            TRANSPORTATION - 4.9%
  2,500     American Airlines, Inc. 7.86%, 10/01/2011 #.................      2,644
  1,000     Continental Airlines, Inc. 7.92%, 05/01/2010................      1,035
  1,000     Norfolk Southern Corp. 8.63%, 05/15/2010....................      1,082
    250     Royal Caribbean Cruises Ltd. 7.00%, 06/15/2013..............        241
                                                                           --------
                                                                              5,002
                                                                           --------
            UTILITIES - 1.9%
  1,000     CMS Panhandle Holding Co. 7.00%, 07/15/2029.................      1,020
    750     FirstEnergy Corp. 6.45%, 11/15/2011.........................        774
    140     Kinder Morgan Energy Partners L.P. 6.50%, 02/01/2037........        133
                                                                           --------
                                                                              1,927
                                                                           --------
            TOTAL CORPORATE BONDS: INVESTMENT GRADE (COST $58,844)......   $ 63,794
                                                                           ========

CORPORATE BONDS: NON-INVESTMENT GRADE - 22.8%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            BASIC MATERIALS - 2.0%
 $  429     Equistar Chemicals L.P. 10.13%, 09/01/2008..................   $    444
    500     Hercules, Inc. 11.13%, 11/15/2007...........................        507
            Phelps Dodge Corp.
    685       8.75%, 06/01/2011.........................................        759
    250       9.50%, 06/01/2031.........................................        324
                                                                           --------
                                                                              2,034
                                                                           --------
            CAPITAL GOODS - 0.2%
    170     Briggs & Stratton Corp. 8.88%, 03/15/2011...................        179
                                                                           --------

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Schedule of Investments
July 31, 2007
(000's Omitted)

CORPORATE BONDS: NON-INVESTMENT GRADE - CONTINUED
--------------------------------------------------------------------------------


Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            CONSUMER CYCLICAL - 2.2%
            Dillard's, Inc.
 $  120       6.63%, 01/15/2018.........................................   $    110
     85       7.13%, 08/01/2018.........................................         80
  2,000     Ford Capital B.V. 9.50%, 06/01/2010.........................      1,960
                                                                           --------
                                                                              2,150
                                                                           --------
            FINANCE - 6.3%
            Ford Motor Credit Co.
  1,000       9.75%, 09/15/2010.........................................      1,010
    150       9.81%, 04/15/2012 (L).....................................        155
  3,650     General Motors Acceptance Corp. 8.00%, 11/01/2031 #.........      3,428
    385     Hub International Holdings, Inc. 10.25%, 06/15/2015 (I).....        331
    750     Qwest Capital Funding, Inc. 6.50%, 11/15/2018...............        609
  1,000     Realogy Corp. 10.50%, 04/15/2014 (I)........................        925
                                                                           --------
                                                                              6,458
                                                                           --------
            SERVICES - 2.9%
    750     Hilton Hotels Corp. 8.25%, 02/15/2011.......................        780
  1,000     Liberty Media Corp. 8.50%, 07/15/2029.......................        988
    250     Mandalay Resort Group 7.63%, 07/15/2013.....................        224
  1,000     MGM Mirage, Inc. 8.50%, 09/15/2010..........................      1,010
                                                                           --------
                                                                              3,002
                                                                           --------
            TECHNOLOGY - 6.2%
  3,250     CCH I Holdings LLC 10.00%, 05/15/2014.......................      2,876
    500     Citizens Communications Co. 9.00%, 08/15/2031...............        465
  1,000     Intelsat Bermuda Ltd. 11.25%, 06/15/2016....................      1,045
  1,500     Lucent Technologies, Inc. 6.45%, 03/15/2029.................      1,282
    650     Nortel Networks Corp. 6.88%, 09/01/2023.....................        520
    100     PanAmSat Corp. 6.88%, 01/15/2028............................         84
    100     Qwest Corp. 6.88%, 09/15/2033...............................         87
                                                                           --------
                                                                              6,359
                                                                           --------
            TRANSPORTATION - 0.6%
    625     Delta Air Lines, Inc. 10.50%, 04/30/2016 (H)................        614
                                                                           --------
            UTILITIES - 2.4%
  1,000     El Paso Corp. 8.05%, 10/15/2030.............................        992
    500     Kinder Morgan, Inc. 7.25%, 03/01/2028.......................        460
  1,000     TECO Energy, Inc. 7.20%, 05/01/2011.........................      1,020
                                                                           --------
                                                                              2,472
                                                                           --------
            TOTAL CORPORATE BONDS: NON-INVESTMENT GRADE (COST
            $22,733)....................................................   $ 23,268
                                                                           ========

U.S. GOVERNMENT AGENCIES - 0.6%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.1%
            MORTGAGE BACKED SECURITIES:
 $   11       9.00%, 2022...............................................   $     11
     22       10.50%, 2017..............................................         24
      4       11.25%, 2010..............................................          4
      8       11.50%, 2015..............................................          9
     10       11.75%, 2010..............................................         11
                                                                           --------
                                                                                 59
                                                                           --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.2%
            MORTGAGE BACKED SECURITIES:
     64       8.00%, 2024-2025..........................................         67
     20       10.50%, 2017-2020.........................................         22
     35       11.00%, 2011-2018.........................................         39
     12       12.00%, 2014..............................................         13
     13       12.50%, 2015..............................................         14
                                                                           --------
                                                                                155
                                                                           --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.1%
            MORTGAGE BACKED SECURITIES:
     64       9.00%, 2021...............................................         69
     69       9.50%, 2020...............................................         75
                                                                           --------
                                                                                144
                                                                           --------
            OTHER GOVERNMENT AGENCIES - 0.2%
            SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES:
    225       5.54%, 2026...............................................        226
                                                                           --------
            TOTAL U.S. GOVERNMENT AGENCIES (COST $565)..................   $    584
                                                                           --------

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Schedule of Investments
July 31, 2007
(000's Omitted)

U.S. GOVERNMENT SECURITIES - 0.9%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            U.S. TREASURY SECURITIES - 0.9%
            U.S. TREASURY NOTES:
 $  937       4.63%, 2012-2017..........................................   $    936
                                                                           --------
            TOTAL U.S. GOVERNMENT SECURITIES (COST $939)................   $    936
                                                                           --------
            TOTAL LONG-TERM INVESTMENTS (COST $93,814)..................   $ 99,399
                                                                           --------

SHORT-TERM INVESTMENTS - 0.4%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            U.S. TREASURY BILLS - 0.4%
 $  400       4.61%, 09/20/2007 (M)(S)..................................   $    397
                                                                           --------
            TOTAL SHORT-TERM INVESTMENTS (COST $397)....................   $    397
                                                                           --------

            TOTAL INVESTMENTS (COST $94,211) (C)........................    97.7%  $ 99,796
            OTHER ASSETS AND LIABILITIES................................     2.3%     2,300
                                                                           -----   --------
            TOTAL NET ASSETS............................................   100.0%  $102,096
                                                                           =====   ========

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.40% of total net assets at July 31, 2007.

(C)  At July 31, 2007, the cost of securities for federal income tax purposes was $94,269 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized Appreciation............................................................................................  $ 7,095
   Unrealized Depreciation............................................................................................   (1,568)
                                                                                                                        -------
   Net Unrealized Appreciation........................................................................................  $ 5,527
                                                                                                                        -------

 #   This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(A)  The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Directors at July 31, 2007, rounds to zero.
(D)  Currently non-income producing.
(I)  Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the
     Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at
     July 31, 2007 was $9,135, which represents 8.95% of total net assets.
(L)  Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2007.
(M)  The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
(P)  The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at July 31, 2007.

(H)  The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

PERIOD ACQUIRED   SHARES/PAR   SECURITY                                                       COST BASIS
---------------   ----------   --------                                                       ----------
    05/2007          4,927     Bayview Commercial Asset Trust, 7.00%, 07/25/2037 -- 144A...     $  703
    12/2006          8,332     Bayview Commercial Asset Trust, 7.18%, 01/25/2037 -- 144A...        890
    04/2007            500     Bayview Financial Acquisition Trust, 7.47%, 05/28/2037......        500
    05/2007          4,988     CBA Commercial Small Balance Commercial Mortgage, 7.25%,            471
                               07/25/2039 -- 144A..........................................
    11/2006          4,732     CBA Commercial Small Balance Commercial Mortgage, 9.75%,            464
                               01/25/2039 -- 144A..........................................
    07/2007             95     Credit-Based Asset Servicing and Securitization, 5.59%,              93
                               05/25/2036 -- 144A..........................................
    10/1996            625     Delta Air Lines, Inc., 10.50%, 04/30/2016...................        678
    10/1994              1     Hosiery Corp. of America, Inc. Class A -- 144A..............          8
    03/2007          1,000     Option One Mortgage Loan Trust, 6.99%, 03/25/2037...........        867
    05/2007          2,500     Renaissance Home Equity Loan Trust, 7.50%,                        2,071
                               04/25/2037 -- 06/25/2037....................................
    05/2006             --     XO Holdings, Inc. ..........................................         --
    05/2006             --     XO Holdings, Inc. Warrants..................................         --

     The aggregate value of these securities at July 31, 2007 was $6,592 which represents 6.46% of total net assets.

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Schedule of Investments
July 31, 2007
(000's Omitted)

(S).. Security pledged as initial margin deposit for open futures contracts at July 31, 2007.

OPEN FUTURES CONTRACTS
AT JULY 31, 2007

                                                                    NUMBER
                                                                      OF                  EXPIRATION     UNREALIZED
   DESCRIPTION                                                    CONTRACTS*   POSITION      MONTH      DEPRECIATION
   -----------                                                    ----------   --------   -----------   ------------
   10 Year U.S. Treasury Bond..................................      128        Short     Sept., 2007       $113
                                                                                                            ----

   * The number of contracts does not omit 000's.

 #   See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DISTRIBUTION BY CREDIT QUALITY (UNAUDITED)
AS OF JULY 31, 2007

RATING                            PERCENTAGE OF LONG-TERM HOLDINGS*
-------------------------------------------------------------------
AAA                                               3.9%
AA                                                3.4
A                                                16.8
BBB                                              52.3
BB                                               13.0
B                                                 4.9
CCC                                               4.9
NR                                                0.8
-------------------------------------------------------------------
Total                                           100.0%
===================================================================

   * Split rated bonds are categorized using the highest rating.

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Statement of Assets and Liabilities
July 31, 2007
(000's Omitted)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, as detailed in the accompanying schedule, at market (cost $94,211) (see Note 2b)........  $ 99,796
  Cash on deposit with custodian............................     1,509
  Receivables:
    Investment securities sold..............................         2
    Interest and dividends..................................     1,818
                                                              --------
TOTAL ASSETS................................................   103,125
                                                              --------

LIABILITIES
  Dividend payable ($.046 per share)........................       601
  Payables:
    Investment securities purchased.........................       336
    Investment advisory and management fees (see Note 3)....         3
    Variation margin........................................        26
  Accounts payable and accrued expenses.....................        63
                                                              --------
TOTAL LIABILITIES...........................................     1,029
                                                              --------
NET ASSETS..................................................  $102,096
                                                              ========
COMPOSITION OF NET ASSETS
  Net proceeds of capital stock, par value $.001 per
    share-authorized 1,000,000 shares; 13,059 shares
    outstanding.............................................  $118,309
  Unrealized appreciation of investments and futures........     5,472
  Accumulated net realized loss from sale of investments and
    futures.................................................   (21,685)
                                                              --------
TOTAL NET ASSETS............................................  $102,096
                                                              ========
NET ASSET VALUE PER SHARE...................................  $   7.82
                                                              ========

THE HARTFORD INCOME SHARES FUND, INC.
Statement of Operations
For the Year Ended July 31, 2007
(000's Omitted)

--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
  Interest income...........................................  $ 7,909
                                                              -------
EXPENSES:
  Investment advisory and management fees (see Note 3)......      627
  Legal and auditing fees...................................       82
  Custodian fees............................................        6
  Shareholders' notices and reports.........................       44
  Directors' fees and expenses..............................        2
  Exchange listing fees.....................................       25
  Other.....................................................        7
                                                              -------
  Total expenses............................................      793
                                                              -------
  Fees paid indirectly (see Note 3).........................       (6)
                                                              -------
  Total net expenses........................................      787
                                                              -------
NET INVESTMENT INCOME.......................................    7,122
                                                              -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES
  Net realized gain on investments..........................    4,376
  Net realized gain on futures..............................      294
  Net change in unrealized appreciation of investments......   (3,001)
  Net change in unrealized depreciation of futures..........     (113)
                                                              -------
NET GAIN ON INVESTMENTS AND FUTURES.........................    1,556
                                                              -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 8,678
                                                              =======

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Statements of Changes in Net Assets
(000's Omitted)

--------------------------------------------------------------------------------

                                                              For the Year Ended   For the Year Ended
                                                                July 31, 2007        July 31, 2006
                                                              ------------------   ------------------
OPERATIONS:
  Net investment income.....................................       $  7,122             $  7,256
  Net realized gain (loss) on investments and futures.......          4,670               (1,045)
  Net change in unrealized appreciation of investments and
    futures.................................................         (3,114)              (5,038)
                                                                   --------             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........          8,678                1,173
                                                                   --------             --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................         (7,193)              (7,162)
                                                                   --------             --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from 45 and 25 shares issued as a result of
     reinvested dividends, respectively.....................            370                  196
                                                                   --------             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................          1,855               (5,793)
NET ASSETS:
  Beginning of year.........................................        100,241              106,034
                                                                   --------             --------
  End of year...............................................       $102,096             $100,241
                                                                   ========             ========
Accumulated undistributed net investment income.............       $     --             $     74
                                                                   ========             ========

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Notes to Financial Statements
July 31, 2007
($000's Omitted)

--------------------------------------------------------------------------------

1. ORGANIZATION: The Hartford Income Shares Fund, Inc. (the "Fund") is a closed-end diversified management investment company. The primary investment objective of the Fund is to seek a high level of current income through investment in a diversified portfolio of debt securities, some of which may be privately placed and some of which may have equity features. Capital appreciation is a secondary objective.

  INDEMNIFICATIONS: Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. generally accepted accounting principles:

  (A) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income, including level-yield amortization of premium and discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized security gains and losses are determined on the basis of identified cost. For the year ended July 31, 2007, the cost of purchases and proceeds from sales of securities (including maturities but excluding short-term securities) were as follows:

   Cost of purchases excluding U.S. Government
     obligations:                                   $33,302
   Sales proceeds excluding U.S. Government
     obligations:                                   $28,644
   Cost of purchases for U.S. Government
     obligations:                                   $ 7,780
   Sales proceeds for U.S. Government obligations:  $10,406

  (B) SECURITY VALUATION AND INVESTMENT INCOME -- The Fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is primarily traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of the Fund's shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund, if it is invested in foreign securities, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the net asset value of the respective shares to differ significantly from the net asset value that would have been calculated using prevailing market prices at the close of the exchange on which a portfolio is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its net asset value per share.

  Debt securities (other than short-term investments held by the Fund) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by the Fund's Board of Directors. Generally, the Fund may use fair valuation in regards to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.

  Futures contracts shall be valued at the final settlement price reported by the applicable futures exchange. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

  (C) REPURCHASE AGREEMENTS -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third-party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable. As of July 31, 2007, there were no outstanding repurchase agreements.

THE HARTFORD INCOME SHARES FUND, INC.
Notes to Financial Statements
July 31, 2007
($000's Omitted)

--------------------------------------------------------------------------------

  (D) FUTURES TRANSACTIONS -- The Fund may invest in futures contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into a futures contract, it is required to deposit with a futures commission merchant an amount of initial margin of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

  At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

  The use of futures contracts involves elements of market risk, which may exceed the amount recognized in the Fund's Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

  (E) CREDIT RISK -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

  (F) SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY
  BASIS -- Delivery and payment for securities that have been purchased by the Fund on a when-issued or delayed-delivery basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund will identify securities segregated in its records with values at least equal to the amount of the commitment. As of July 31, 2007, there were no outstanding when-issued or delayed-delivery purchase commitments.

  (G) FEDERAL INCOME TAXES -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains by December 31, 2007. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. On a calendar year basis, the Fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

  Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may therefore differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  On the Fund's Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $3, and accumulated net realized loss was increased by $3.

  The tax character of distributions paid for the fiscal years ended July 31, 2007 and 2006 were ordinary income in the amounts of $7,191 and $7,160, respectively.

  As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income.................  $    601
   Accumulated gain (loss).......................   (21,740)
   Unrealized appreciation (depreciation)*.......     5,527
                                                   --------
   Total accumulated earnings**..................  $(15,612)
                                                   --------

   * The difference between book-basis and tax-basis unrealized appreciation is attributable to tax deferral of wash sales.

  ** The primary difference between book and tax basis accumulated earnings
     (deficit) relates to dividends payable to shareholders at year end.

  For federal income tax purposes, the Fund had capital loss carryovers of $21,740 at July 31, 2007, which, if not offset by subsequent capital gains, will expire in 2008 through 2014 as follows:

   Carryover                                       Year Expires
   ---------                                       ------------
   $2,941 .......................................      2008
    5,061 .......................................      2009
    4,710 .......................................      2010
    1,710 .......................................      2011
    5,026 .......................................      2012
    1,768 .......................................      2013
      524 .......................................      2014

  (H) ILLIQUID AND RESTRICTED SECURITIES -- The Fund is permitted to invest up to 15% of its net assets in illiquid securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund's net asset value per share. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the

THE HARTFORD INCOME SHARES FUND, INC.
Notes to Financial Statements
July 31, 2007
($000's Omitted)

--------------------------------------------------------------------------------

  unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund's Board of Directors.

  (I) DIVIDEND REINVESTMENT PLAN -- The Fund intends to distribute income dividends on a monthly basis and capital gains on an annual basis, if any. Such distributions to shareholders are recorded on the ex-dividend date. A shareholder may choose to have his or her dividends and capital gains distributions reinvested in additional whole or fractional shares of the Fund. Although reinvested, this distribution will still be taxable. Under this plan, when the market price is greater than the net asset value, the reinvestment price will be the greater of 95 percent of the month-end market price (plus brokerage commissions) or the month-end net asset value. When the market price is less than the net asset value, the reinvestment price will be the market price (plus brokerage commissions) to the extent that shares can be purchased in the open market.

  Shareholders will automatically receive their dividends and capital gains distributions in cash, unless they inform the Fund in writing that they desire to have their distributions reinvested in additional shares. This may be done by contacting Hartford Administrative Services Company ("HASCO") (See page
  17). Notice to initiate or to terminate this plan must be received by HASCO 15 days prior to the dividend date for which it is to become effective.

  (J) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the year. Operating results in the future could vary from the amounts derived from management's estimates.

  (K) FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years at the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the Fund's financial statements has not yet been determined.

  (L) FINANCIAL ACCOUNTING STANDARDS BOARD FINANCIAL ACCOUNTING STANDARDS NO. 157 -- In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Fund's financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Fund's Statement of Operations for a fiscal period.

3. EXPENSES:

  (A) PAYMENTS TO RELATED PARTIES -- Hartford Investment Financial Services, LLC ("HIFSCO") is the investment adviser for the Fund. Investment advisory and management fees are computed at the annual rate of 0.45% for the first $100 million of average monthly net assets and at the annual rate of 0.40% of average monthly net assets over $100 million, plus 2% of investment income.

  As adviser for the Fund, HIFSCO has retained Hartford Investment Management Company ("Hartford Investment Management") to provide investment advice and, in general, to conduct the management investment program of the Fund, subject to the general control of HIFSCO and the Fund's Board of Directors. Pursuant to the sub-advisory agreement, Hartford Investment Management will regularly provide the Fund with investment research, advice and supervision and furnish an investment program consistent with the Fund's investment objectives and policies, including the purchase, retention and disposition of securities.

  The Hartford Financial Services Group, Inc. ("The Hartford") and its subsidiaries provide facilities and office equipment and perform certain services for the Fund, including Fund accounting and financial reporting. Certain officers of the Fund are directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. No officer of the Fund receives any compensation directly from the Fund. HASCO, a wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Transfer agent fees are paid by HIFSCO.

  For the year ended July 31, 2007, The Hartford was reimbursed $20 for legal expenses on behalf of the Fund.

  (B) EXPENSE OFFSET -- The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the fiscal year ended July 31, 2007, the custodian fee offset arrangement reduced expenses by $6. The total expense reduction represents an effective annual rate of 0.006% of the Fund's average daily net assets. This amount is included on the fees paid indirectly line of the Fund's Statement of Operations.

THE HARTFORD INCOME SHARES FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------

                                                                               YEAR ENDED JULY 31,
                                                              ------------------------------------------------------
                                                                 2007         2006       2005       2004      2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $   7.70     $   8.16   $   7.93   $   7.63   $  6.66
Operations:
  Investment income -- net..................................        .55          .56        .56        .56       .58
  Net realized and unrealized gain (loss) on investments....        .12         (.47)       .22        .29       .99
                                                               --------     --------   --------   --------   -------
Total from operations.......................................        .67          .09        .78        .85      1.57
                                                               --------     --------   --------   --------   -------
Distributions to shareholders:
  From investment income -- net.............................       (.55)        (.55)      (.55)      (.55)     (.60)
                                                               --------     --------   --------   --------   -------
Net asset value, end of year................................   $   7.82     $   7.70   $   8.16   $   7.93   $  7.63
                                                               --------     --------   --------   --------   -------
Per-share market value, end of year.........................   $   7.43     $   7.23   $   7.88   $   7.33   $  6.99
Total investment return, market value @.....................      10.13%       (1.40%)    15.42%     12.75%    11.63%
Total investment return, net asset value @@.................       8.77%        1.36%     10.46%     11.69%    24.36%
Net assets end of year (000s omitted).......................   $102,096     $100,241   $106,034   $102,993   $99,045
Ratio of gross expenses to average monthly net assets.......        .76%         .78%       .76%       .82%      .86%
Ratio of net expenses (includes fees paid indirectly) to
  average monthly net assets................................        .76%         .77%       .75%       .82%      .86%
Ratio of net investment income to average monthly net
  assets....................................................       6.80%        7.12%      6.89%      7.05%     7.93%
Portfolio turnover rate.....................................         39%          20%        17%        13%       34%

@ Total investment return market value, is based on the change in market price of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

@@ Total investment return, net asset value, is based on the change in net asset value of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE HARTFORD INCOME SHARES FUND, INC.

We have audited the accompanying statement of assets and liabilities of The Hartford Income Shares Fund, Inc. (the Fund), including the schedule of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Income Shares Fund, Inc. at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        (ERNST & YOUNG LLP SIGNATURE)

Minneapolis, Minnesota
September 07, 2007

DIRECTORS AND OFFICERS (UNAUDITED)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered "interested" persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund's directors, as noted in the chart below, are "interested" persons of the Fund. Each director serves as a director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o The Hartford Income Shares Fund, Inc., P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Fund and date first elected or appointed, principal occupation, and, for directors, other directorships held.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 1986, Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community. Prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2002, Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities from 1995 to 2003.

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2000, Chairman of the Audit
Committee
     Mr. Peterson is a mutual fund industry consultant. Mr. Peterson joined William Blair Funds in February 2007 as a member of their board of trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds. Mr. Peterson was a partner of KPMG LLP (an accounting firm) until July 1999.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, Dr. Senbet was director of the Fortis Funds from March 2000 until July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 49) Director since 2002
     Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc. ("The Hartford"). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He served as COO of Hartford Life, Inc. ("Hartford Life") from 2000 to 2007, as President of Hartford Life from 2001 to 2007, and as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also Chairman of the Board of Hartford Investment Financial Services, LLC ("HIFSCO").

LOWNDES A. SMITH (age 67) Director since 2002, Co-Chairman of the Investment Committee
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 2007(1), President since 2001, Chief Executive Officer since 2005
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment") and Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life and Hartford Life Insurance Company. Mr. Znamierowski is also Chief Investment Officer for Hartford Administrative Services Company (HASCO").

ROBERT M. ARENA, JR. (age 38) Vice President since 2006
     Mr. Arena serves as Senior Vice President of Hartford Life Insurance Company and heads its Retail Product Management Group in the U.S. Wealth Management Division. He is also Senior Vice President of HASCO, Manager and Senior Vice President of HIFSCO, and Manager and Senior Vice President of HL Investment Advisors, LLC ("HL Advisors"). Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/ Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

TAMARA L. FAGELY (age 49) Vice President since 1996, Controller since 2001 and Treasurer since 1993
     Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, she is Controller and Chief Financial Officer of HIFSCO.

SUSAN FLEEGE (age 47) AML Compliance Officer since 2005
     Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and Hartford Investor Services Company, LLC since 2006. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 42) Vice President and Chief Compliance Officer since 2006
     Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

EDWARD P. MACDONALD (age 40) Vice President, Secretary and Chief Legal Officer since 2005
     Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life Insurance Company, and Chief Legal Officer, Secretary, and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

VERNON J. MEYER (age 43) Vice President since 2006
     Mr. Meyer serves as Senior Vice President (as of 8/7/07) of Hartford Life Insurance Company and Director of its Investment Advisory Group in the U.S. Wealth Management Division. He also serves as Senior Vice President of HIFSCO and HL Advisers. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005
     Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life Insurance Company. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001
     Mr. Walters serves as Co-Chief Operating Officer of Hartford Life Insurance Company. He is also a Managing Member, Chief Executive Officer and Executive Vice President of HIFSCO and a Managing Member and Executive Vice President of HL Advisors. Previously, Mr. Walters was with First Union Securities.

(1) Elected by shareholders on January 9, 2007

INVESTMENT MANAGER                             Hartford Investment Financial Services, LLC
                                               P.O. Box 1744, Hartford, CT 06144-1744

DIVIDEND DISBURSING AGENT                      Hartford Administrative Services Company
                                               P.O. Box 64387, St. Paul, MN 55164

REGISTRAR                                      Wells Fargo Bank, N.A.
                                               Minneapolis, Minnesota

CUSTODIAN                                      State Street Bank and Trust Company
                                               Boston, Massachusetts

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  Ernst & Young LLP
                                               Minneapolis, Minnesota

MARKET PRICE    The Hartford Income Shares Fund, Inc. is listed on
                the New York Stock Exchange with the Ticker symbol
                "HSF". The market price is carried daily in the financial pages of most newspapers and carried on Monday in the "Closed-End Funds" table which sets forth on a per share basis the previous week's net asset value, market price and the percentage difference between net asset value and market price for the Fund under the name "HrtfrdIncoFd".

IMPORTANT TAX INFORMATION (UNAUDITED)

The information needed by shareholders for income tax purposes will be sent in early 2008.

MONTHLY DIVIDENDS PAID

DATE                                                          AMOUNT
----                                                          -------
August 2006.................................................  $0.046  Income
September 2006..............................................   0.046  Income
October 2006................................................   0.046  Income
November 2006...............................................   0.046  Income
December 2006...............................................   0.046  Income
January 2007................................................   0.046  Income
February 2007...............................................   0.046  Income
March 2007..................................................   0.046  Income
April 2007..................................................   0.046  Income
May 2007....................................................   0.046  Income
June 2007...................................................   0.046  Income
July 2007...................................................   0.046  Income
                                                              -------
                                                              $0.552
                                                              =======

INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY:

Pursuant to Internal Revenue Code Section 871(k)(1)(C), the percent of the Fund's ordinary income distributions that are designated as interest-related dividends is 92.39%.

                                     UNDERWRITTEN AND DISTRIBUTED THROUGH
                                     Hartford Investment Financial Services, LLC
                                     200 Hopmeadow Street
                                     Simsbury, CT 06070

                                     INVESTMENT MANAGER
                                     Hartford Investment Financial Services, LLC
                                     200 Hopmeadow Street
                                     Simsbury, CT 06070

                                     INVESTMENT SUB-ADVISER
                                     Hartford Investment Management Company
                                     55 Farmington Avenue
                                     Hartford, CT 06105

THE HARTFORD INCOME SHARES FUND, INC.
P.O. Box 64387
St. Paul, MN 55164-0387

                                                               -----------------
                                                                   PRESORTED
                                                                   STANDARD
                                                               U.S. POSTAGE PAID
                                                                FARMINGDALE, NY
                                                                 PERMIT NO. 225
                                                               -----------------

MFHTFDINC-8-07   Printed in U.S.A. (C) 2007 The Hartford, Hartford, CT 06115

                                                (THE HARTFORD MUTUAL FUNDS LOGO)

ITEM 2. CODE OF ETHICS.

     Registrant has adopted a code of ethics that applies to Registrant's principal executive officer, principal financial officer and controller which is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees: $36,500 for the fiscal year ended July 31, 2006; $39,300 for the fiscal year ended July 31, 2007.

     (b) Audit Related Fees: No fees were billed by Ernst & Young for professional services rendered that are related to the audit of the Company's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended July 31, 2006 and 2007. Aggregate fees in the amount of $27,221 for the fiscal year ended July 31, 2006 and $28,500 for the fiscal year ended July 31, 2007 were billed by Ernst & Young to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Company and over 40 other mutual funds in the Hartford Fund family.

     (c) Tax Fees: The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended July 31, 2006 and 2007 were $3,350 and $3,650, respectively. No fees were billed by Ernst & Young for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company and subject to pre-approval by the Audit Committee for the fiscal years ended July 31, 2006 and 2007.

     (d) All Other Fees: $0 for the fiscal years ended July 31, 2006 and July 31, 2007.

     (e)(1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

     (e)(2) One hundred percent of the services described in items 4(a) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

     (f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended July 31, 2007 were attributed to work performed by persons other than the principal accountant's full-time permanent employees.

     (g) Non-Audit Fees: $732,894 for fiscal year ended July 31, 2006; $969,519 for fiscal year ended July 31, 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:

Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson

ITEM 6. SCHEDULE OF INVESTMENTS

     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Registrant has delegated the authority to vote proxies to Hartford Investment Management Company, registrant's sub-adviser. The policies of Hartford Investment Management Company are attached as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a)(1) Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since April 2001. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

          Jeffrey S. MacDonald, CFA, Vice President of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. MacDonald joined Hartford Investment Management in 2005 and serves as a portfolio manager in the multi-sector portfolio management team, which manages Core, Core Plus, Intermediate Core and other broad based fixed income styles. Mr. MacDonald is also a member of the Investment Strategy Committee. Prior to joining the firm, he was a portfolio analyst at Wellington Management Company, LLC (2000-2005). He began his career with Fidelity Investments as a fixed income trader and lead systems analyst (1992-2000).

          Charles Moon, Executive Vice President and member of the Investment Strategy Committee of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Moon joined Hartford Investment Management in 2006, and serves as the head of the Investment Grade Credit Sector and as a Senior Portfolio Manager for investment grade credit strategies. Prior to joining the firm, he served as a portfolio manager and co-head of Investment Grade Credit at OFI Institutional Asset Management (Oppenheimer Funds) (2002-2006). Previously, Mr. Moon was Executive Director of Fixed Income at Morgan Stanley Asset Management (Miller Anderson & Sherrerd) (1999-2002), serving as portfolio manager and analyst. Prior to joining Morgan Stanley, he served in various positions at Citicorp and its affiliates, including Global Analyst, Divisional Controller, and Portfolio Analyst (1993-1999).

     (a)(2) The following table lists the number and types of other accounts sub-advised by the Hartford Investment Management managers and assets under management in those accounts as of July 31, 2007:

                    REGISTERED
                    INVESTMENT
                     COMPANY        ASSETS      POOLED      ASSETS       OTHER
PORTFOLIO MANAGER    ACCOUNTS      MANAGED     ACCOUNTS     MANAGED    ACCOUNTS   ASSETS MANAGED
-----------------   ----------   -----------   --------   ----------   --------   --------------
Mark Niland              3       995,806,000       2      43,833,000       4       2,360,165,000
Jeffrey S.
MacDonald                2       468,857,000                               4         279,555,000
Charles Moon             1       279,718,000                               4      29,256,832,000

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients.

These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Fund. Portfolio managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

     Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Funds' guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Fund or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy, which is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.

     (a)(3) COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.

     The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.

     The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of the Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

     The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.

     All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

     The benchmark by which the Fund's performance is measured for compensation purposes is as follows: Lehman Brothers Aggregate Bond Index.

     (a)(4) The dollar ranges of equity securities beneficially owned by the Hartford Investment Management portfolio managers in the Fund, are as follows for the fiscal year ended July 31, 2007:

                                                                 DOLLAR RANGE OF
                                                               EQUITY SECURITIES
PORTFOLIO MANAGER            FUND SUB-ADVISED / MANAGED        BENEFICIALLY OWNED
-----------------      -------------------------------------   -----------------
Mark Niland            The Hartford Income Shares Fund, Inc.          None
Jeffrey S. MacDonald   The Hartford Income Shares Fund, Inc.          None
Charles Moon           The Hartford Income Shares Fund, Inc.          None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

INCOME SHARES FUND

                         Total       Average     Shares purchased    Maximum number of
                         SHARES    Price Paid   as part of public   of shares that may
Period                 PURCHASED    per share     announced plan     yet be purchased
------                 ---------   ----------   -----------------   ------------------
 8/1/2006                11,820      7.3599             0                    0
 9/1/2006                11,130      7.8166             0                    0
10/2/2006                11,005      7.9049             0                    0
11/1/2006                10,760      7.9854             0                    0
12/1/2006                10,220      8.1213             0                    0
 1/2/2007                 3,210      8.0500             0                    0
 2/1/2007                    --          --             0                    0
 3/1/2007                    --          --             0                    0
 4/2/2007                10,000      8.0998             0                    0
 5/1/2007                 3,300      8.1385             0                    0
 6/1/2007                    --          --             0                    0
 7/2/2007                10,090      7.9284             0                    0
Total                    81,535                         0                    0

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since registrant last provided disclosure in response to this requirement.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     12(a)(1) Code of Ethics

     12(a)(2) Proxy Voting Policy

     12(a)(3) Audit Committee Pre-Approval Policies and Procedures

     12(a)(4) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

     (b)  Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       THE HARTFORD INCOME SHARES FUND, INC.


Date: September 5, 2007                By: /s/ David M. Znamierowski
                                           -------------------------------------
                                           David M. Znamierowski
                                       Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date: September 5, 2007                By: /s/ David M. Znamierowski
                                           -------------------------------------
                                           David M. Znamierowski
                                       Its: President


Date: September 5, 2007                By: /s/ Tamara L. Fagely
                                           -------------------------------------
                                           Tamara L. Fagely
                                       Its: Vice President, Controller and
                                            Treasurer

                                  EXHIBIT LIST

            12(a)(1) Code of Ethics

            12(a)(2) Proxy Voting Policy

            12(a)(3) Audit Committee Pre-Approval Policies and Procedures

99.CERT     12(a)(4) Certifications

                 (i) Section 302 certification of principal executive officer

                 (ii) Section 302 certification of principal financial officer

99.906CERT  12(b) Section 906 certification of principal executive officer and principal financial officer